SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 18, 2000

Old Kent Financial Corporation
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-14591 (Commission File Number)	38-1986608 (IRS Employer Identification no.)
111 Lyon Street, N.W. Grand Rapids, Michigan (Address of principal executive offices)	49503 (Zip Code)

Registrant's telephone number,
including area code:  (616) 771-5000

Item 5.	Other Events.

On October 18, 2000, Old Kent Financial Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.
(c)	Exhibits:
	99.1	Old Kent Press Release dated October 18, 2000.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized .

Dated: October 19, 2000	OLD KENT FINANCIAL CORPORATION (Registrant)

By: /s/ Albert T. Potas Albert T. Potas Senior Vice President

EXHIBIT INDEX

Exhibit Number	Document

99.1	Old Kent Press Release dated October 18, 2000.